                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 9, 2001
                                                        ------------------


                              Caldera Systems, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

               000-29911                                77-0059951
--------------------------------------------------------------------------------
        (Commission File Number)            (I.R.S. Employer Identification No.)


   240 West Center Street, Orem, Utah                      84057
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

                                 (801) 765-4999
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

                  On February 9, 2001, Caldera Systems, Inc. ("Caldera"), Caldera International, Inc. ("New Caldera"), and The Santa Cruz Operation, Inc. ("SCO") entered into a Third Amendment to Agreement and Plan of Reorganization (the "Amendment"). The original Agreement and Plan of Reorganization was entered into on August 1, 2000 and was amended on September 13, 2000 and December 12, 2000 (together with the Amendment, the "Amended Reorganization Agreement"). The Amendment is the result of new negotiations between the parties and the total consideration to be paid by New Caldera has been changed as a consequence. Under the transactions proposed by the Amended Reorganization Agreement (the "Reorganization"), (i) a newly formed, wholly owned subsidiary of New Caldera will be merged with and into Caldera, with Caldera being the surviving corporation, and all outstanding Caldera common stock will be converted, on a share for share basis, into New Caldera common stock having identical rights, preferences and privileges (with all such New Caldera common stock issued to former Caldera common stockholders initially representing a fully-diluted equity interest equal to approximately 62.7% in New Caldera); (ii) New Caldera will assume any and all outstanding stock options and other rights to purchase shares of capital stock of Caldera (with all such assumed stock options initially representing a fully-diluted equity interest equal to approximately 9.2% in New Caldera); (iii) SCO and certain of its subsidiaries will contribute to New Caldera certain assets, including the SCO Open Server intellectual property, in consideration for the issuance by New Caldera to SCO of 16 million shares of common stock of New Caldera, $0.001 par value ("New Caldera Common Stock"), which would have an approximate value of $53 million based on the closing price of Caldera's common stock on February 9, 2001, and which represents a fully diluted equity interest of approximately 25.3% in New Caldera (the "Acquisition"); (iv) New Caldera will provide options to the existing SCO employees who become employees of New Caldera (other than David McCrabb, Jack Moyer and Jim Wilt), which will represent a fully-diluted equity interest equal to approximately 2.8% in New Caldera; (v) SCO will receive $23 million in cash (of which $7 million has been previously advanced to SCO) and will also receive a note for $8 million due in four quarterly installments beginning in the second year following the close of the transaction; and (vi) Caldera and SCO have agreed to share revenue from SCO OpenServer products for a period of three years, if sales exceed pre-defined levels, and Caldera will also be assigned certain long-term accounts receivable. In conjunction with the Reorganization, The Canopy Group, Inc., a major stockholder of Caldera, has provided a line of credit of up to $18 million to SCO. Under the Amendment, the date by which either party can terminate the Amended Reorganization Agreement without giving rise to damages has been extended from February 28, 2001 to May 31, 2001.

                  Voting Agreements previously entered into between certain stockholders of SCO and certain stockholders of Caldera to vote in favor of the Reorganization and against certain other matters (the "Voting Agreements") remain in force.

                  The Reorganization is intended to constitute a reorganization under Section 351 of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase transaction. Consummation of the Reorganization is subject to various conditions, including, among other things, receipt of the necessary approvals of the stockholders of Caldera, shareholders of SCO and certain regulatory bodies.

                  The foregoing description of the Amended Reorganization Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Amendment, the form of which is filed herewith as Exhibit 99.1, and to the original Agreement and Plan of Reorganization between the parties which was filed as
                  Exhibit 99.1 to Caldera's report on Form 8-K dated August 16, 2000.

                  It is expected that Caldera will file an amended Registration Statement on SEC Form S-4 and Caldera and SCO will file an amended Joint Proxy Statement/Prospectus with the SEC in connection with the Reorganization, and that Caldera and SCO will mail a Joint Proxy Statement/Prospectus to stockholders of Caldera and shareholders of SCO containing information about the Reorganization. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Caldera, SCO, the Reorganization, the persons soliciting proxies relating to the Reorganization, their interests in the Reorganization, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the Joint Proxy Statement/Prospectus and these other documents may also be obtained from Caldera by directing a request through the Investors Relations portion of Caldera's Web site at http://www.caldera.com or by mail to Caldera Systems, Inc., 240 West Center Street, Orem, Utah 84057, attention: Investor Relations, telephone (801) 765-4999.

                  In addition to the Registration Statement and the Joint Proxy Statement/Prospectus, Caldera and SCO file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Caldera or SCO at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

                  Caldera, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Caldera stockholders in favor of the Reorganization and the issuance of common stock in connection with the Reorganization. Information concerning the participants in the solicitation is set forth in a Current Report on Form 8-K filed by Caldera on August 2, 2000.

Item 7.           Financial Statements Pro Forma Financial Information and
                  Exhibits

                  (c)      Exhibits

                           99.1 Form of Third Amendment to Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holdings, Inc., and The Santa Cruz Operations, Inc., dated February 9, 2001.

                           99.2 Form of Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holdings, Inc., and The Santa Cruz Operations, Inc., dated August 1, 2000.
                                            (incorporated by reference to
                                            Exhibit 99.1 to Caldera's report on
                                            Form 8-K dated August 16, 2000)

                           99.3 Form of Voting Agreement by and among Caldera Systems, Inc. and certain stockholders of The Santa Cruz Operations, Inc., dated
                                            August 1, 2000. (incorporated by
                                            reference to Exhibit 99.2 to
                                            Caldera's report on Form 8-K dated
                                            August 16, 2000)

                           99.4 Form of Voting Agreement by and among The Santa Cruz Operations, Inc. and certain stockholders of Caldera Systems, Inc., dated August 1, 2000. (incorporated by reference to Exhibit 99.3 to Caldera's report on Form 8-K dated August 16, 2000)

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Caldera Systems, Inc.
                                               ---------------------------------
                                               (Registrant)

                                               By: /s/ Robert Bench
                                                  ------------------------------
                                                  Name:  Robert Bench
                                                  Title: Chief Financial Officer

Dated:  February 14, 2001

                                  EXHIBIT INDEX

                      Exhibit Number        Description
                      --------------        -----------

                           99.1 Form of Third Amendment to Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holdings, Inc., and The Santa Cruz Operations, Inc., dated February 9, 2001.

                           99.2 Form of Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera Holdings, Inc., and The Santa Cruz Operations, Inc., dated August 1, 2000.
                                            (incorporated by reference to
                                            Exhibit 99.1 to Caldera's report on
                                            Form 8-K dated August 16, 2000)

                           99.3 Form of Voting Agreement by and among Caldera Systems, Inc. and certain stockholders of The Santa Cruz Operations, Inc., dated
                                            August 1, 2000. (incorporated by
                                            reference to Exhibit 99.2 to
                                            Caldera's report on Form 8-K dated
                                            August 16, 2000)

                           99.4 Form of Voting Agreement by and among The Santa Cruz Operations, Inc. and certain stockholders of Caldera Systems, Inc., dated August 1, 2000. (incorporated by reference to Exhibit 99.3 to Caldera's report on Form 8-K dated August 16, 2000)